Federated Treasury Obligations Fund
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER TOIXX)
SERVICE SHARES (TICKER TOSXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES AND PROSPECTUSES DATED SEPTEMBER 30, 2015
Federated Treasury Obligations Fund (the “Federated Fund”) is entering into an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the transfer of all or substantially all of the assets of the Huntington U.S. Treasury Money Market Fund (the “Huntington Fund”) (which offers Class A Shares and Institutional Class Shares) (the “Huntington Fund Shares”) in exchange solely for Shares (Service Shares and Institutional Shares, respectively) of the Federated Fund (the “Federated Fund Shares”); (ii) the distribution of the Federated Fund Shares (Service Shares and Institutional Shares) to the holders of the outstanding Huntington Fund Shares (Class A Shares and Institutional Class Shares, respectively); and (iii) the liquidation and termination of the Huntington Fund, all upon the terms and conditions set forth in the Plan. The Agreement is subject to the approval of the Huntington Fund shareholders at a special meeting of shareholders, currently scheduled for November 18, 2015. If the Plan is approved by the shareholders of the Huntington Fund, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the Tables in the sections entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) November 1, 2016; or (b) the date of the Fund's next effective prospectus.
October 9, 2015
Federated Treasury Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452875 (10/15)
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